Exhibit 10.10

[BIOTRANSPLANT LOGO]

Building 75, 3rd Avenue
Charlestown Navy Yard
Charlestown, MA 02129
Tel: 617/241-5200
Fax: 612/241-8780

November 13, 1991

Richard V. Capasso
39 Rocky Nook
Malden, MA 02148

Dear Rick:

This letter will confirm our offer to you to join BioTransplant, Inc. on the following terms:

Title:	Controller

Terms:	This offer is contingent on your starting on or about December 9, 1991.

Compensation:	$65,000 per year/six month review, no guarantee of salary increase.

Bonus:	Eligible; with a guaranteed minimum of $5,000 for 1992.

Equity:	10,000 options; subject to approval by the Board of Directors.

Agreements:	Your employment is subject to your signing a Confidentiality, Invention Agreement and a Non-Compete Agreement with BioTransplant and review of any agreement you may have with others to insure that your employment with BioTransplant is not in conflict with any such agreements.

If these terms are acceptable, please sign and return one copy of this agreement.

We look forward to your joining the company and sharing in our new challenge.

Best regards,

/s/ Elliot Lebowitz
Elliot Lebowitz, Ph.D.
President and C.E.O

AGREED TO:

By:	/s/ Richard V. Capasso	Date:	11/14/91

Richard V. Capasso

[BIOTRANSPLANT LOGO]

Building 75, 3rd Avenue
Charlestown Navy Yard
Charlestown, MA 02129
Tel: 617/241-5200
Fax: 612/241-8780

March 31, 1996

Mr. Richard Capasso
10 Rolling Lane
Wayland, MA 01778

Dear Rick:

             Reference is made to the Letter Agreement dated November 13, 1991, by and between BioTransplant Incorporated and you (the “Letter Agreement”).  The Letter Agreement is hereby amended to add the following additional term:

Severance:	In the event your employment is terminated without cause, you will receive up to 6 months base salary, payable in 12 equal installments which will be discontinued upon your securing other employment.

             Please sign below to acknowledge your agreement with the foregoing.

Very truly yours,

/s/ Elliot Lebowitz

Elliot Lebowitz, Ph.D.
President and Chief Executive Officer

AGREED:

By:	/s/ Richard V. Capasso

Richard V. Capasso

Date:  April 15, 1996